Exhibit 99.1
CRITEO APPOINTS JIANCHANG “JC” MAO TO ITS BOARD OF DIRECTORS
Former Google and Microsoft technology executive brings more than 30 years of experience across AI and digital advertising
Edmond Mesrobian to step down after nearly a decade of service
NEW YORK, October 29, 2026 – Criteo S.A. (NASDAQ: CRTO) (“Criteo” or the “Company”), the global commerce intelligence platform, announced today that Jianchang “JC” Mao has been appointed to its Board of Directors (the “Board”) as an independent director. Mao’s appointment is effective October 28, 2026.
Mao is a seasoned technology executive and investor with more than 30 years of experience in artificial intelligence (“AI”), digital advertising, and search, including more than 20 years leading global research, product, and engineering organizations. He is a General Partner and Distinguished Fellow at Fellows Fund, an investment firm focused on AI-native companies.
“JC is an exceptional technology leader who has built and scaled AI and advertising platforms at some of the world’s largest technology companies,” said Rik van der Kooi, Chairman of the Board of Directors. “His combination of deep technical expertise, global operating experience and proven leadership across advertising and consumer technology will be a tremendous asset to Criteo. As AI transforms commerce and advertising, the Board believes JC’s perspective will strengthen the Board and help Criteo accelerate innovation across our commerce intelligence platform to help drive durable growth and shareholder value.”
Before joining Fellows Fund, Mao served as Vice President of Engineering for Google Assistant, where he led a global organization responsible for its development and foundational AI technologies, including natural language processing, large language models and speech technologies.
Previously, Mao spent nine years at Microsoft, most recently as Corporate Vice President and General Manager of Microsoft Advertising Product and Engineering. In that role, he led the global product and engineering organization responsible for Microsoft’s search and native advertising marketplace. Earlier in his career, Mao served as Vice President of Advertising Sciences at Yahoo! and held technology leadership roles at Verity. He began his career as a researcher at IBM’s Almaden Research Center.
Mao is a Fellow of the Institute of Electrical and Electronics Engineers (IEEE) and holds a Ph.D. in computer science from Michigan State University, as well as master’s and bachelor’s degrees from East China Normal University.
“I am honored to join Criteo’s Board at such an important point in the evolution of commerce and advertising,” said Mao. “Criteo’s differentiated commerce data, global client relationships and two decades of AI innovation provide a powerful foundation on which to build. I look forward to working with the rest of the Board and Criteo’s management team to support the Company’s innovation strategy and create long-term value for shareholders.”
After nearly a decade of service, Edmond Mesrobian stepped down from the Board, effective October 28, 2026. Mesrobian’s decision to step down was not the result of any disagreement with the Company or the Board on any matter relating to the Company’s operations, policies or practices.

Van der Kooi added, “On behalf of the entire Board, I want to thank Edmond for his outstanding service and commitment to Criteo since 2017. His deep technology expertise and experience leading retail transformation have made a lasting contribution to our strategy.”
“It has been a privilege to serve on Criteo’s Board and contribute to the Company’s transformation,” said Mesrobian. “I am proud of the progress we have made and confident in Criteo’s ability to build on its leadership in commerce intelligence.”
Contacts
Investor Relations
Melanie Dambre, m.dambre@criteo.com
Public Relations
Amanda Echavarri, a.echavarri@criteo.com
About Criteo
Criteo (NASDAQ: CRTO) is the global commerce intelligence platform that drives performance for brands, agencies, retailers, and publishers. Built on proprietary commerce data from more than $1 trillion in annual sales and two decades of AI innovation, Criteo helps companies across the ecosystem make smarter decisions and achieve better outcomes, while delivering more relevant experiences for shoppers. With thousands of clients and deep partnerships across global retail and digital commerce, Criteo provides the technology and insights businesses need to compete and grow. For more information, please visit criteo.com.
Forward-Looking Statements Disclosure
This press release contains certain forward-looking statements within the meaning of the U.S. federal securities laws. Forward-looking statements include statements regarding the expected contributions of Mao to the Board and the Company’s strategy, our financial condition, results of operations, cash flows, plans, objectives, future performance and business, our expectations regarding our market opportunity and future growth prospects, statements regarding the anticipated benefits of the Board changes and statements attributed to our directors in this press release, and other statements that are not historical facts and involve risks and uncertainties that could cause actual results to differ materially.
Factors that might cause or contribute to such differences include, but are not limited to: the risk that the anticipated benefits of the Board changes described in this release, including the expected contributions of Mao, may not be realized; failure to retain Mao as a director, or to appoint Mao as a director at the effective time of the U.S. Merger (as defined below); failure related to our technology and our ability to innovate and respond to changes in technology, including our use and expected use of AI; uncertainty regarding our ability to access a consistent supply of internet display advertising inventory and expand access to such inventory; investments in new business opportunities and the timing of these investments; whether the projected benefits of acquisitions or strategic transactions, including the completed redomiciliation from France to Luxembourg (the “Conversion”) and the proposed transfer of our legal domicile from Luxembourg to the United States via the merger of the Company into a newly incorporated and wholly-owned U.S. subsidiary (the “U.S. Merger”), materialize as expected; uncertainty regarding our international operations and expansion, including related to changes in a specific country's or region's political or economic conditions or policies and related uncertainties (such as the imposition and enforceability of tariffs); the impact of competition or client in-housing; uncertainty regarding legislative, regulatory or self-regulatory developments regarding data privacy matters and the impact of efforts by other participants in our industry to comply therewith; our ability to obtain and utilize certain data as a result of consumer concerns regarding data collection and sharing, as well as potential limitations in accessing data from third parties; failure to enhance our brand cost-effectively, recent growth rates not being indicative of future growth; client flexibility to increase or decrease spend; our ability to manage growth, potential fluctuations in operating results and our ability to grow our base of clients, as well as risks related to future opportunities and plans, including the uncertainty of expected future financial performance and results; changes in general political, economic and competitive conditions and specific market conditions; adverse changes in the advertising industry; changes in applicable laws or accounting practices; failure to obtain the required shareholder vote to adopt the proposals needed to complete the U.S. Merger; failure to satisfy any of the other conditions to the U.S. Merger; the U.S. Merger not being completed; the impact or outcome of any legal proceedings or regulatory actions that may be instituted against us in connection with the Conversion or the U.S. Merger; failure to maintain the listing of our shares on Nasdaq or failure to list our stock on the New York Stock Exchange following the U.S. Merger or maintain our listing thereafter; inability to take advantage of the potential strategic opportunities provided by, and realize the potential benefits of, the Conversion or the U.S. Merger; the disruption of current plans and operations by the Conversion or the U.S. Merger; the disruption to the Company's relationships, including with employees, suppliers, lenders, partners, governments and shareholders; the future financial performance of Criteo, including our anticipated growth rate and market opportunity; changes in shareholders' rights as a result of the Conversion or the U.S. Merger; difficulty in adapting to operating under the laws of Luxembourg or the United States; the delay or abandonment of the U.S. Merger; costs or taxes related to the Conversion or the U.S. Merger; and those risks detailed from time to time under the caption "Risk Factors" and elsewhere in the Company's filings and reports with the U.S. Securities and Exchange Commission (the “SEC”), including the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2025, filed with the SEC on February 26, 2026, as amended, and in subsequent Quarterly Reports on Form 10-Q and the Registration Statement on Form S-4 filed in connection with the U.S. Merger, as well as future filings and reports by the Company and any filings made in connection with the U.S. Merger. A forward-looking statement is neither a prediction nor a guarantee of future events or circumstances and those future events or circumstances may not occur. You should not place undue reliance on the forward-looking statements, which speak only as of the date of this release.
Except as required by law, the Company is under no obligation, and expressly disclaims any obligation, to update or alter any forward-looking statements contained in this release, whether as a result of new information, future events, changes in expectations or otherwise.
Additional Information and Where to Find It
This press release relates to the proposed U.S. Merger. In connection with the U.S. Merger, Criteo Holdings, Inc. (“U.S. Criteo”) has filed a Registration Statement on Form S-4 (the “Registration Statement”) with the SEC that includes a preliminary proxy statement for a special meeting of Criteo’s shareholders to approve the U.S. Merger and related proposals and also constitutes a preliminary prospectus of U.S. Criteo. After the Registration Statement on Form S-4 is declared effective, the definitive proxy statement / prospectus and other relevant documents will be made available to Criteo’s shareholders as of the record date established for voting on the U.S. Merger and related proposals as will be set forth in the proxy statement / prospectus. Criteo and U.S. Criteo may also file other relevant documents with the SEC regarding the U.S. Merger. This press release is not a substitute for the Registration Statement, the proxy statement/prospectus or any other document that the Company or U.S. Criteo has filed or may file with the SEC with respect to the U.S. Merger (in each case, if and when available). The definitive proxy statement / prospectus will be made available to Lux Criteo’s shareholders. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT, THE PROXY STATEMENT/PROSPECTUS AND ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS AND ANY OTHER RELEVANT DOCUMENTS FILED OR THAT MAY BE FILED WITH THE SEC IF AND WHEN THEY BECOME AVAILABLE CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT CRITEO, U.S. CRITEO AND THE U.S. MERGER.
Shareholders will be able to obtain copies of these materials (if and when they are available) and other documents containing important information about Criteo, U.S. Criteo and the U.S. Merger, once such documents are filed with the SEC, free of charge through the website maintained by the SEC at www.sec.gov. Copies of documents filed with the SEC by Criteo are made available free of charge on Criteo’s investor relations website at criteo.investorroom.com.
No Offer or Solicitation
This press release is for informational purposes only and is not intended to and does not constitute, or form part of, an offer, invitation or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or a solicitation of any vote or approval in any jurisdiction, pursuant to the U.S. Merger or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law.
Participants in the Solicitation
The Company and its directors and certain of its executive officers and other employees may be deemed to be participants in the solicitation of proxies from the Company’s shareholders in connection with the U.S. Merger. Information about the Company’s directors and executive officers is set forth in the proxy statement for Criteo’s 2026 Annual Meeting of Shareholders, which was filed with the SEC on May 8, 2026. Investors may obtain additional information regarding the interest of such participants by reading the proxy statement / prospectus and other relevant materials regarding the U.S. Merger to be filed with the SEC if and when they become available. These documents can be obtained free of charge from the sources indicated above in “Additional Information and Where to Find It” if and when they become available.